Munder Asset Allocation Fund-Balanced
Class A, B, C, K and Y Shares
Supplement Dated December 17, 2009
to Prospectus (including Summary Prospectus) Dated October 31, 2009
Changes to Equity Investment Allocation
Investors are advised that the international core equity segment within the equity portion of the Fund is being replaced with an international core ACWI ex-U.S. (countries included in the MSCI All Country World Index ex-U.S.) segment. Accordingly, the following changes apply to the Prospectus:
     1. On page 2 of the Prospectus, the second-to-last paragraph under the heading “Principal Investment Strategies” is hereby deleted and replaced with the following:
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including those from emerging market countries. From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
     In addition, the description of Foreign Securities Risk under the heading “Principal Investment Risks” is hereby deleted and replaced with the following:
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities, particularly those from emerging market countries, may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
     2. Under the heading “More About the Fund’s Investment Objective, Principal Investment Strategies and Risks,” which begins on page 5 of the Prospectus, the following disclosure relating to Emerging Markets Investing and Emerging Markets Investing Risk is hereby added
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, including such countries as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Taiwan, Thailand and Israel.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
     3. All references to the international core equity segment of the Fund and its portfolio manager Remi J. Browne are hereby removed and Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, is added as a member of the Fund’s portfolio management team with responsibility for managing the international core ACWI ex-U.S. segment.

     In addition, the first two paragraphs under the heading “Management of the Fund-Portfolio Management Team,” which begins on page 14 of the Prospectus are hereby deleted and replaced with the following:
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Tony Y. Dong, Michael P. Gura, Thomas P. Kenny, Brian E. Kozeliski, Joseph W. Skornicka, Jeffrey R. Sullivan and Michael R. Vandenbossche. Mr. Kozeliski determines the overall allocation of the Fund’s assets among asset groups. The equity portion of the Fund is currently divided in to five segments. Mr. Sullivan is responsible for managing the international core ACWI ex-U.S. (countries included in the MSCI All Country World Index ex-U.S.) segment. Mr. Dong is responsible for the focused mid-cap segment. Mr. Gura and Mr. Kenny jointly manage both the large-cap growth and multi-cap growth segments, and Mr. Skornicka is responsible for the large-cap value segment. Mr. Vandenbossche is responsible for investment decisions in the fixed income portion of the Fund.
Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since December 2009. He has also been a member of the portfolio management teams for the Munder International Fund-Core Equity and Munder International Small-Cap Fund, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the consumer staples and materials sectors for the international team, since 2007. Immediately before joining MCM, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Munder Asset Allocation Fund-Balanced
PROSPECTUS
October 31, 2009, as amended and restated December 17, 2009

CLASS A SHARES (mubax)	CLASS K SHARES (mubkx)
CLASS B SHARES (mubbx)	CLASS Y SHARES (mubyx)
CLASS C SHARES (mubcx)

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this Prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

Munder Asset Allocation Fund-Balanced
Summary
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide an attractive investment return through a combination of long-term growth of capital and current income.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A		Class B		Class C		Class K	Class Y
(fees paid directly from your investment)	Shares		Shares		Shares		Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(a)	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)		5	%(c)	1	%(d)	None	None

ANNUAL FUND OPERATING EXPENSES	Class A		Class B		Class C		Class K	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	Shares		Shares		Shares		Shares	Shares
Management Fees	0.65%		0.65%		0.65%		0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%	0.00%
Other Expenses	1.00%		1.01%		1.00%		1.24%	0.97%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%	0.01%

Total Annual Fund Operating Expenses (e)	1.91%		2.67%		2.66%		1.90%	1.63%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$733	$770	$369	$193	$166
3 Years	$1,117	$1,129	$826	$597	$514
5 Years	$1,525	$1,614	$1,409	$1,026	$886
10 Years	$2,660	$2,817	$2,991	$2,222	$1,932
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
1 Year	$733	$270	$269	$193	$166
3 Years	$1,117	$829	$826	$597	$514
5 Years	$1,525	$1,414	$1,409	$1,026	$886
10 Years	$2,660	$2,817	$2,991	$2,222	$1,932
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term growth of capital and current income by allocating the Fund’s assets among three groups: (1) equity securities, (2) fixed income securities, and (3) cash and cash equivalents. Under normal circumstances, at least 30% of the Fund’s assets will be invested in fixed income securities and cash and no more than 70% of its assets will be invested in equity securities. This investment strategy may be changed without shareholder approval; however, shareholders will be provided with 30 days’ prior written notice of any such change.
In allocating Fund investments, the advisor considers the following factors, among others:
•	general market and economic conditions and trends;

•	interest rates and inflation rates;

•	fiscal and monetary developments; and

•	long-term corporate earnings growth.
The Fund’s equity allocation is divided into multiple investment styles selected by the advisor, with each style managed independently of one another. There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies, and investments may include both growth and value stocks.
The Fund’s fixed income investments will generally be rated investment grade or better, or if unrated, of comparable quality. The dollar-weighted average maturity of the Fund’s fixed income segment will generally range between three and ten years.
The Fund’s cash position will be invested in short-term, high-quality money market instruments.
Subject to the specified ranges, the Fund’s equity, fixed income and cash allocations, as well as its allocations among equity styles, will vary over time.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including those from emerging market countries. From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Credit (or Default) Risk
The Fund may lose money if an issuer of a fixed income security is unable or unwilling to make timely or principal and/or interest payments or to otherwise honor its payment obligations. Further, when an issuer suffers adverse changes in its financial condition or credit rating, the price of its debt obligations may decline and/or experience greater volatility. A change in financial condition or credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell.
Interest Rate Risk
The value of the Fund’s fixed income investments may decline due to an increase in the absolute level of interest rates, or changes in the spread between two rates, the shape of the yield curve or any other interest rate relationship. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.
Prepayment Risk
The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities, particularly those from emerging market countries, may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index and a 60%/40% blend of a capitalization-weighted index that represents approximately 98% of the investable U.S. equity market and an index designed to measure the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

YTD through 9/30/09:	14.95%
Best Quarter:	18.54%	(quarter ended 3/31/00)
Worst Quarter:	-16.45%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008				Since
(Including maximum sales charges)	1 Year %	5 Years %	10 Years %	Inception %
CLASS Y (Inception 4/13/93)
Return Before Taxes	-30.46	-0.26	3.37	6.07
Return After Taxes on Distributions	-30.73	-0.99	1.50	4.13
Return After Taxes on Distributions and Sale of Fund Shares	-19.57	-0.19	2.10	4.40

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.47
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.52
CLASS A (Inception 4/30/93)
Return Before Taxes	-34.41	-1.63	2.57	5.58

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.69
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.64
CLASS B (Inception 6/21/94)
Return Before Taxes	-34.50	-1.57	2.51	6.07

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.91
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.97
CLASS C (Inception 1/24/96)
Return Before Taxes	-31.78	-1.23	2.37	4.64

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	4.60
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	5.40
CLASS K (Inception 4/16/93)
Return Before Taxes	-30.63	-0.49	3.09	5.84

Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	-37.31	-1.95	-0.80	6.69
Russell 3000®/Barclays Capital Blended Index (reflects no deductions for fees, expenses or taxes)	-22.24	0.73	1.99	6.64
The index returns from inception for Class Y, A, B, C and K shares are as of 4/1/93, 5/1/93, 7/1/94, 2/1/96 and 5/1/93, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Tony Y. Dong, CFA, Vice Chairman and Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.

•	Michael P. Gura, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.

•	Thomas P. Kenny, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.

•	Brian E. Kozeliski, CFA, Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2008.

•	Joseph W. Skornicka, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2006.

•	Jeffrey R. Sullivan, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since December 2009.

•	Michael R. Vandenbossche, CFA, Sr. Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2005.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
[Remainder of Page Intentionally Left Blank]

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
As stated above, the Fund’s investment objective is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Board of Trustees may change the Fund’s investment objective without shareholder approval; however, shareholders will be provided with 60 days’ prior written notice of any such change.
A summary description of the Fund’s principal investment strategies and risks begins on page 2 of this Prospectus. Below you will find additional information about the Fund’s investment in equity securities, fixed income securities, ETFs, foreign securities and its use of securities lending and temporary and defensive investing.
Equity Investing
Equity securities in which the Fund may invest include without limitation:
•	common and preferred stock (including shares of real estate investment trusts, business development companies and investment companies);

•	securities convertible into common or preferred stock; and

•	rights and warrants.
The advisor invests in equity securities for the Fund using multiple equity investment styles. For each investment style, the advisor selects securities in a manner consistent with that style. All of the equity styles focus on financial stability, quality of management and the fundamentals of a company. Growth styles tend to seek companies with above-average and sustainable earnings growth, while value styles tend to seek companies with lower price-to-earnings ratios.
Equity Investing Risk
The Fund’s investments in equity securities include investment in both growth and value stocks, which are subject to differing risks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.
Fixed Income Investing
Fixed income securities in which the Fund may invest include without limitation:
•	U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government;

•	long- and short-term corporate debt obligations;

•	mortgage-backed securities, including collateralized mortgage obligations (“CMOs”);

•	asset-backed securities, including collateralized debt obligations (“CDOs”); and

•	U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e. yankee bonds).
The advisor invests in fixed income securities for the Fund using a duration-neutral investment style, which means the advisor does not shorten or lengthen the Fund’s duration based on interest rate forecasts. Instead, securities are selected based on an analysis of current versus historical interest rate relationships and the relative value of the bond market sectors. Traditional bond market sectors include government, agency, mortgage-backed, asset-backed and corporate securities.
Fixed Income Investing Risk
All fixed income securities are subject to credit (default) risk, interest rate risk and prepayment risk.
Credit (Default) Risk: Although the Fund will primarily invest in securities rated investment grade or better, lower-rated investment grade securities, such as those rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, are riskier than other investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics. Further, while U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.
Interest Rate Risk: Although the advisor seeks to reduce interest rate risk by diversifying investments across duration, there is no guarantee that diversification will be successful.
Prepayment Risk: A substantial portion of the Fund’s fixed income portion may be invested in asset-backed and mortgage-backed securities. Accordingly, the Fund may be subject to higher prepayment risk than a Fund with a higher concentration in other types of fixed income securities. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Because of these and other reasons, a mortgage-backed security’s total return may be difficult to predict precisely. When the Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
ETFs
Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table on page 1 of the Prospectus.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States (i.e., Yankee securities). Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by the Fund in foreign securities, including Yankee securities (i.e., dollar-denominated securities of foreign issuers), present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If the Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, including such countries as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Taiwan, Thailand and Israel.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Securities Lending
The Fund utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
Temporary and Defensive Investing
Short-term instruments in which the Fund may invest include without limitation:
•	repurchase agreements;

•	commercial paper and short-term corporate debt obligations;

•	bankers’ acceptances and certificates of deposit;

•	U.S. government securities; and

•	exchange-traded funds and money market mutual funds.
Temporary and Defensive Investing Risk
During periods when the Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity or fixed income market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

OTHER INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The Fund’s advisor may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which the advisor does not consider part of the Fund’s principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by the advisor is included in the Fund’s Statement of Additional Information.
Borrowing
The Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by the Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures, credit rate default and interest rate swap contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Dollar Roll Transactions
The Fund may seek to obtain market exposure to certain types of securities by entering into a series of purchase and sale transactions, such as dollar rolls, involving those securities. In a dollar roll transaction, the Fund sells a security to a dealer and simultaneously agrees to repurchase a similar security in the future at a predetermined price.
Dollar Roll Transaction Risk
A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Lower-Rated Securities
Although the Fund will primarily invest in investment grade securities, up to 5% of the Fund’s assets may be invested in lower-rated securities or comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch.
Lower-Rated Securities Risk
Lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk than higher-rated securities and the risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Further, market values of lower-rated debt and comparable unrated securities tend to be relatively volatile.
The existence of limited markets for lower-rated debt and comparable unrated securities may diminish the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value or (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.
Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
When-Issued Securities and Delayed Delivery
A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
When-Issued Securities and Delayed Delivery Risk
Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. In some cases, the Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
PURCHASING, EXCHANGING, CONVERTING AND REDEEMING SHARES
Purchasing Shares
You may purchase Class A, B, C, K or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B, K and Y shares are only available for purchase by limited types of investors. Please see the section of this Prospectus entitled “Additional Investor Information” for more information regarding eligibility requirements. Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them. For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the section of this Prospectus entitled “Additional Investor Information.”
Exchanging Shares
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares. For information regarding policies and procedures associated with exchanging shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Converting Shares
You may convert (i) Class A, B or C shares of the Fund to Class Y shares of the Fund or (ii) Class K shares of the Fund to Class A or Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charge (CDSC). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. For more information regarding policies and procedures associated with converting Fund shares, please see the section of this Prospectus entitled “Additional Investor Information.”
Redeeming Shares
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC). For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the section of this Prospectus entitled “Additional Investor Information.”

SHARE CLASS SELECTION
The Fund is organized as a multiple class fund, which means it offers more than one class of shares, each designed to meet the needs of different types of investors and each with different cost structures. Currently, the Fund offers Class A, B, C, K and Y shares through this Prospectus. A summary comparison of the various classes appears in the table below. Please see the Section of this Prospectus entitled “Additional Investor Information” for more information regarding each class of shares. We encourage you to consult with a financial advisor to help you choose the class that best meets your requirements depending on the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or contingent deferred sales charge (CDSC).

Class A Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge (CDSC)	None (except that a 1.00% charge applies on redemptions made within one year of a $1 million investment for which the Fund’s distributor paid a sales commission).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	None

Conversion Feature	May be converted to Class Y shares of the same Fund if eligibility requirements are met.

Class B Shares

Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses. Please see the Statement of Additional Information for information regarding the automatic conversion feature for Class B shares purchased prior to June 16, 2003.

Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class C Shares

Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts.

Purchase Maximum	$1 million

Conversion Feature	Shares not currently subject to a CDSC may be converted to Class Y shares of the Fund if eligibility requirements are met.

Class K Shares

Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	May be converted to Class A or Class Y shares of the Fund if eligibility requirements are met.

Class Y Shares

Purchase Availability	Available to investors who (a) hold their shares directly with the Funds’ transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge (CDSC)	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million; $2,500 for clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties.

Purchase Maximum	None

Conversion Feature	None
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
		Net Amount
	Offering Price (%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”
Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B, C and K shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B, C and K shares.
Payments made under the Plan by Class A, B and C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B, C and K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. These fees are included in the Annual Fund Operating Expenses table on page 1 of this Prospectus as Distribution and/or Service (12b-1) Fees for Class A, B and C shares, and are included as part of Other Expenses for Class K Shares. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, C and K shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least quarterly. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
MANAGEMENT OF THE FUND
Investment Advisor
Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.
During the fiscal year ended June 30, 2009, the Fund paid an advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets. The Fund’s Annual Report dated June 30, 2009 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund.
Portfolio Management Team
A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Tony Y. Dong, Michael P. Gura, Thomas P. Kenny, Brian E. Kozeliski, Joseph W. Skornicka, Jeffrey R. Sullivan and Michael R. Vandenbossche. Mr. Kozeliski determines the overall allocation of the Fund’s assets among asset groups. The equity portion of the Fund is currently divided in to five segments. Mr. Sullivan is responsible for managing the international core ACWI ex-U.S. (countries included in the MSCI All Country World Index ex-U.S.) segment. Mr. Dong is responsible for the focused mid-cap segment. Mr. Gura and Mr. Kenny jointly manage both the large-cap growth and multi-cap growth segments, and Mr. Skornicka is responsible for the large-cap value segment. Mr. Vandenbossche is responsible for investment decisions in the fixed income portion of the Fund.
Jeffrey R. Sullivan, CFA, Senior Portfolio Manager, joined MCM in 2007 and has been a member of the Fund’s portfolio management team since December 2009. He has also been a member of the portfolio management teams for the Munder International Fund-Core Equity and Munder International Small-Cap Fund, as well as a member of the team managing MCM’s international core and international small-cap equity disciplines, as lead analyst of the consumer staples and materials sectors for the international team, since 2007. Immediately before joining MCM, Mr. Sullivan was with

The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.
Tony Y. Dong, CFA, Vice Chairman and Senior Portfolio Manager, joined MCM in 1988 and has been a member of the Fund’s portfolio management team since 2005. He has also been a member of the portfolio management team for the Munder Mid-Cap Core Growth Fund since 2001, assuming the lead manager role in 2002. He is also a member of the portfolio management team for separately managed accounts in MCM’s mid-capitalization core growth and mid-cap/small-cap blend disciplines. In early 2006, Mr. Dong began serving on MCM’s Executive, Operating and Product Policy Committees, and following the completion of a change in control of MCM at the end of 2006, he became Vice Chairman of MCM and a Director of Munder Capital Holdings LLC, MCM’s parent company.
Michael P. Gura, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team continuously since 2005, also serving on the team from 2002 to 2004. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005, the Munder Multi-Cap Growth Fund since that Fund’s inception in 2007 and the Munder Healthcare Fund since 2008. Mr. Gura has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 2002.
Thomas P. Kenny, CFA, Senior Portfolio Manager, joined MCM in 1995 and has been a member of the Fund’s portfolio management team since 2007. He has also been a member of the portfolio management teams for the Munder Asset Allocation Fund—Balanced since 2005 and the Munder Multi-Cap Growth Fund since that Fund’s inception in 2007. Mr. Kenny has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 1995 and served as Director, Institutional Investment Services from 2005 through 2008.
Brian E. Kozeliski, CFA, Portfolio Manager, joined MCM in 2000 and has been a member of the Fund’s portfolio management team since 2008. He has also been a member of the portfolio management teams for the Munder International Equity Fund since 2000 and the Munder Asset Allocation Fund-Balanced and Munder Energy Fund since 2008. Mr. Kozeliski also provides quantitative research, including attribution analysis, for all of MCM’s equity investment disciplines and is a member of MCM’s quantitative support group.
Joseph W. Skornicka, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006. He also has been a member of the Munder Large-Cap Value portfolio management team since 2004, and part of the team responsible for managing separately managed accounts in MCM’s large-capitalization value and multi-cap value investment disciplines since 2004. Mr. Skornicka has been continuously employed by MCM since 2004, previously working for MCM as a Senior Equity Analyst from 1995 to 2001.
Michael R. Vandenbossche, CFA, Senior Portfolio Manager, joined MCM in 1998 and has been a member of the Fund’s portfolio management team since 2005. He has also been part of the team responsible for managing separately managed accounts in MCM’s core fixed income discipline, specialized in trading corporate securities, since 1998.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS A SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.33	$13.49		$12.19	$11.51	$10.64

Income/(loss) from investment operations:
Net investment income	0.14	0.17		0.15	0.14	0.11
Net realized and unrealized gain/(loss) on investments	(2.68)	(0.81)		1.58	0.68	0.87

Total from investment operations	(2.54)	(0.64)		1.73	0.82	0.98

Less distributions:
Dividends from net investment income	(0.14)	(0.16)		(0.15)	(0.14)	(0.11)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.14)	(1.52)		(0.43)	(0.14)	(0.11)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.65	$11.33		$13.49	$12.19	$11.51

Total return (d)	(22.43)%	(5.58)%		14.48%	7.18%	9.24%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,103	$42,500		$52,241	$49,144	$41,806
Ratio of operating expenses to average net assets	1.90%	1.72%		1.54%	1.51%	1.47%
Ratio of net investment income to average net assets	1.55%	1.36%		1.20%	1.14%	1.03%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.90%	1.72%		1.54%	1.51%	1.47%

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS B SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.20	$13.35		$12.07	$11.40	$10.53

Income/(loss) from investment operations:
Net investment income	0.07	0.07		0.05	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(2.64)	(0.80)		1.56	0.68	0.87

Total from investment operations	(2.57)	(0.73)		1.61	0.72	0.90

Less distributions:
Dividends from net investment income	(0.08)	(0.06)		(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.08)	(1.42)		(0.33)	(0.05)	(0.03)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.55	$11.20		$13.35	$12.07	$11.40

Total return (d)	(23.00)%	(6.28)%		13.60%	6.36%	8.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$$5,127	$12,225		$15,567	$20,901	$35,462
Ratio of operating expenses to average net assets	2.66%	2.47%		2.28%	2.26%	2.22%
Ratio of net investment income to average net assets	0.78%	0.61%		0.44%	0.36%	0.27%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	2.66%	2.47%		2.28%	2.26%	2.22%

(a)	Class A and B shares of the Fund commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS C SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.25	$13.40		$12.12	$11.45	$10.58

Income/(loss) from investment operations:
Net investment income	0.07	0.08		0.06	0.05	0.03
Net realized and unrealized gain/(loss) on investments	(2.65)	(0.81)		1.55	0.67	0.87

Total from investment operations	(2.58)	(0.73)		1.61	0.72	0.90

Less distributions:
Dividends from net investment income	(0.08)	(0.06)		(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.08)	(1.42)		(0.33)	(0.05)	(0.03)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.25		$13.40	$12.12	$11.45

Total return (d)	(22.99)%	(6.26)%		13.54%	6.34%	8.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$$8,423	$15,070		$17,622	$17,667	$18,443
Ratio of operating expenses to average net assets	2.65%	2.47%		2.28%	2.26%	2.22%
Ratio of net investment income to average net assets	0.80%	0.61%		0.44%	0.38%	0.28%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	2.65%	2.47%		2.28%	2.26%	2.22%

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS K SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.25	$13.41		$12.12	$11.45	$10.58

Income/(loss) from investment operations:
Net investment income	0.14	0.17		0.15	0.14	0.11
Net realized and unrealized gain/(loss) on investments	(2.66)	(0.81)		1.57	0.67	0.87

Total from investment operations	(2.52)	(0.64)		1.72	0.81	0.98

Less distributions:
Dividends from net investment income	(0.14)	(0.16)		(0.15)	(0.14)	(0.11)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.14)	(1.52)		(0.43)	(0.14)	(0.11)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.25		$13.41	$12.12	$11.45

Total return (d)	(22.48)%	(5.53)%		14.48%	7.13%	9.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$$6,029	$9,218		$10,875	$11,340	$11,153
Ratio of operating expenses to average net assets	1.89%	1.72%		1.53%	1.51%	1.47%
Ratio of net investment income to average net assets	1.56%	1.36%		1.18%	1.13%	1.02%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.89%	1.72%		1.53%	1.51%	1.47%

(a)	Class C and K shares of the Fund commenced operations on January 24, 1996 and April 16, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)
Net asset value, beginning of period	$11.26	$13.41		$12.13	$11.46	$10.58

Income/(loss) from investment operations:
Net investment income	0.16	0.20		0.18	0.17	0.14
Net realized and unrealized gain/(loss) on investments	(2.67)	(0.80)		1.56	0.67	0.88

Total from investment operations	(2.51)	(0.60)		1.74	0.84	1.02

Less distributions:
Dividends from net investment income	(0.16)	(0.19)		(0.18)	(0.17)	(0.14)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.16)	(1.55)		(0.46)	(0.17)	(0.14)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.26		$13.41	$12.13	$11.46

Total return (d)	(22.29)%	(5.29)%		14.67%	7.40%	9.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,579	$34,054		$35,944	$33,618	$27,733
Ratio of operating expenses to average net assets	1.62%	1.48%		1.28%	1.26%	1.22%
Ratio of net investment income to average net assets	1.77%	1.61%		1.44%	1.39%	1.29%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.62%	1.48%		1.28%	1.26%	1.22%

(a)	Class Y shares of the Fund commenced operations April 13, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.
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ADDITIONAL INVESTOR INFORMATION
This section of the Prospectus provides information regarding the purchase, redemption, exchange and conversion of Class A, B, C, K, R, Y & I shares of the Munder Funds. Not all Funds offer all classes of shares. Please see the front cover of this Prospectus to determine which classes of shares are offered by this Fund.
HOW TO REACH THE FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone:	1-800-438-5789

By mail:	The Munder Funds
P.O. Box 9701
Providence, RI 02940

By overnight delivery:	The Munder Funds
101 Sabin Street
Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street
Birmingham, MI 48009

By e-mail:	fundcontact@munder.com
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y or I shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y or I shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B, K, I, R or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:

–	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

–	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

–	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.
If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class K Shares
Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.
Eligibility to Purchase Class R Shares
Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

–	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and

–	fee-based and/or advisory programs sponsored by a broker-dealer, registered investment adviser or bank trust department.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

–	individual and institutional investors who (i) do not invest in the Funds through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent;

–	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform;

–	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds through a group or omnibus account;

–	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

–	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

–	Munder Capital Management’s investment advisory clients.
Eligibility to Purchase Class I Shares
Individual investors and institutional investors may purchase Class I shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Funds determine that doing so would be in the best interest of the Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class K & R Shares
There is no minimum initial or subsequent investment for Class K or R shares.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Class I Shares
Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Fund.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
With respect to Class I shares only, investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
Investors may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
HOW TO REDEEM SHARES
Shareholders may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:

–	redemption proceeds greater than $50,000;

–	redemption proceeds not being made payable to the record owner of the account;

–	redemption proceeds not being mailed to the address of record on the account;

–	redemption proceeds being mailed to address of record that has changed within the last 30 days;

–	redemption proceeds being transferred to another Munder Fund account with a different registration;

–	change in ownership or registration of the account; or

–	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
Shareholders may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery

The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

–	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

–	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

–	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

–	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

–	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

–	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

–	–	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.
Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

–	You may convert Class A, B, C or R shares of a Fund to Class Y or I shares of the same Fund, as available.

–	You may convert Class K shares of a Fund to Class A, Y or I shares of the same Fund, as available.

–	You may convert Class Y shares of a Fund to Class I shares of the same Fund, as available.

–	Your conversion for shares of another class of the same Fund will be based on each class’s relative NAV.

–	A conversion between shares classes of the same Fund should be treated as a tax-free event.

–	You must meet the eligibility and investment minimum requirements for the applicable share class. Class B and C shares may be converted to Class Y or I shares (as applicable) provided that such shares are not currently subject to any CDSC.

–	We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS

–	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

–	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

–	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

–	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

–	We may temporarily stop redeeming shares if:
(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

–	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

–	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

–	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

–	To limit the Funds’ expenses, we no longer issue share certificates.

–	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

–	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

–	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.
Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

Short-Term Trading Fees
Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Micro-Cap Equity Fund, the Small-Cap Value Fund, the International Equity Fund, the International Fund-Core Equity or the International Small-Cap Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.
The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.
Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and fee-based and/or advisory programs that have been approved by an officer of the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

ADDITIONAL INFORMATION
More information about the Fund is available free of charge upon request, including the following:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this Prospectus.
SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	(800) 468-6337

By Mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

TO OBTAIN INFORMATION:

By Telephone:	(800) 438-5789

By Mail:	The Munder Funds P.O. Box 9701 Providence, RI 02940

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By Internet	www.munderfunds.com
SECURITIES AND EXCHANGE COMMISSION
Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Distributor: Funds Distributor, LLC
SEC File Number: 811-21294